UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2004

RITA Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

000-30959

(Commission File Number)

Delaware	94-3199149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

967 N. Shoreline Blvd.

Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 314-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Stock and Warrant Purchase Agreement

On November 24, 2004, RITA Medical Systems, Inc. (the “Company”) entered into Stock and Warrant Purchase Agreements (the “Purchase Agreements”), with each of SF Capital Partners Ltd., BayStar Capital, Walker Smith Capital (and its affiliates) and Capital Ventures International, which are referred to herein individually as an Investor and collectively as the Investors. Pursuant to the terms of the Purchase Agreements, the Company sold a total of (i) 4,363,634 shares of its common stock, par value $0.001 (the “Shares”), and (ii) warrants (the “Warrants”) to purchase an aggregate of 3,272,724 shares of its common stock, par value $0.001 (“Warrant Shares”), for aggregate gross proceeds of $12,000,000.

Each of SF Capital Partners and BayStar Capital purchased 1,454,545 shares of common stock and a Warrant to purchase 1,090,908 shares of common stock. Each of Capital Ventures International and Walker Smith Capital (and its affiliates) purchased 727,172 shares of common stock and Warrants to purchase 545,454 shares of common stock. Pursuant to the respective Purchase Agreements, each of the Company, on the one hand, and the Investor, on the other hand, made representations and warranties regarding matters that are customarily included in financings of this nature. The obligations of the Company to sell and issue the Shares and Warrants, and the obligations of the Investors to purchase such securities, were subject to the fulfillment of specified conditions prior to closing, all of which conditions were fulfilled to the satisfaction of the parties.

The securities sold pursuant to the Purchase Agreements have not yet been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. Pursuant to the Purchase Agreements, the Company is required to file a registration statement on Form S-3 within 10 days subsequent to the closing of the transaction for purposes of registering the resale of the Shares and the Warrant Shares. If (i) the registration statement is not filed with the SEC within 30 days after the closing, (ii) such registration statement is not declared effective within 60 days after the closing in the event that the SEC does not undertake a review of the registration statement, (iii) such registration statement is not declared effective within 90 days after the closing in the event that the SEC does undertake a review of the registration statement, (iv) after the registration statement is declared effective, sales cannot be made pursuant to such registration statement or (v) the Company has not obtained the waivers of certain registration rights within 30 days after the closing, then the Company has agreed to make pro-rata payments to each of the Investors in an amount equal to 1% of the aggregate purchase price paid by each Investor for the Shares for each 30-day period following the applicable deadline or during any period in which sales cannot be made (the “Default Fee”), provided that in no event shall the aggregate amount of cash to be paid as Default Fees exceed 9% of the aggregate purchase price paid by each Investor for the Shares.

Pursuant to the Purchase Agreements, each of the Company, on the one hand, and the Investors, on the other hand, have agreed to indemnify the other party and certain affiliates against certain liabilities related to the registration statement. Wells Fargo Securities acted as Placement Agent for the transaction.

The description of the terms and conditions of the Purchase Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement attached hereto as Exhibit 10.77 and incorporated herein by reference.

Warrants

Pursuant to the terms of the Purchase Agreements, each of the Investors was issued a Warrant to purchase shares of common stock, at an initial per share exercise price of $4.00. The Warrants expire on November 24, 2009. The Warrants provide for adjustment of the number and kind of securities purchasable upon exercise of the Warrants, as well as for adjustment of the per share exercise price, upon the occurrence of certain specified events. These specified events include, without limitation, the payment by the Company of a dividend or a distribution on its common stock in shares of common stock, the consolidation or merger of the Company with another entity in which the Company is not the surviving entity, and the recapitalization, reclassification or reorganization of the capital stock of the Company. The Warrants also contain a anti-dilution adjustment provision which provides for an adjustment in the per share exercise price in the event that the Company issues and sells shares of its common stock for per share consideration that is less than the exercise price then in effect, subject to customary limitations and exclusions, but in no event will the per share exercise price for the Warrant be adjusted to less than $3.23.

The description of the terms and conditions of the Warrants set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant attached hereto as Exhibit 10.78 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On November 24, 2004, the Company sold an aggregate of 4,363,634 shares of its common stock at a per share cash purchase price of $2.75. In addition, pursuant to the terms of the Purchase Agreements, the Company issued warrants to purchase an aggregate of 3,272,724 shares of its common stock to the Investors, which are initially exercisable at a price of $4.00 per share. The Company received gross proceeds in the amount of $12,000,000 from the sale of its common stock and Warrants.

The foregoing sales and issuances were made in reliance upon exemptions from the registration provisions of the Securities Act set forth in Section 4(2) and Rule 506 of Regulation D thereof, relative to the sales and issuances to accredited investors, within the meaning of Rule 501 of Regulation D, of the securities of an issuer not involving any public offering.

Additional information regarding the sale and issuance of the Shares and the Warrants is incorporated herein by reference to “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 8.01. Other Events.

On November 26, 2004, the Company announced that (i) it had entered into agreements with certain investors to sell $12,000,000 of its common stock and warrants to purchase its common stock in a private placement under Section 4(2) of the Securities Act, subject to the satisfaction of closing conditions, and (ii) it had completed the private placement described above. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: November 26, 2004	By:	/s/ Donald Stewart
Donald Stewart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.77	Form of Stock and Warrant Purchase Agreement, dated as of November 24, 2004, by and between RITA Medical Systems, Inc. and each of SF Capital Partners Ltd., BayStar Capital II, L.P., Walker Smith Capital, L.P., Walker Smith Capital (QP), L.P., Walker Smith International Fund, Ltd. and Capital Ventures International

10.78	Form of Warrant dated as of November 24, 2004, issued to each of SF Capital Partners Ltd., BayStar Capital II, L.P., Walker Smith Capital, L.P., Walker Smith Capital (QP), L.P., Walker Smith International Fund, Ltd. and Capital Ventures International

99.1	Press release of RITA Medical Systems, Inc. dated November 26, 2004